STATEMENTS OF INVESTMENTS
-------------------------

                                           Principal
                                           Amount or     December 31, 2005     December 31, 2004
Industry                                   Shares at     ------------------    -----------------
(1)                          Investment  December 31,    Cost        Fair       Cost       Fair
Company            Position     Date        2005         Basis       Value      Basis      Value
----------------   --------  ----------  -----------     -----       -----      -----      -----

Equity Investments
------------------

Short Term Investments
----------------------

Privately Held Securities Available for Immediate Sale
------------------------------------------------------

Medical
-------
4.8% and 2.5% at December 31, 2005 and 2004, respectively
---------------------------------------------------------

Sanarus Medical,   Preferred    1999-
 Inc. (a) (b)      shares       2004      260,488 $   390,049   $  104,195  $   390,049  $  179,940
                                                   ----------    ---------   ----------   ---------











Public Securities Available for Immediate Sale
----------------------------------------------

Medical
-------
1.6% and 1.8% at December 31, 2005 and 2004, respectively
---------------------------------------------------------

Endocare, Inc.     Common       1996-
 (b)               shares       2004       12,337      40,581       33,805      167,992     127,786
                                                   ----------    ---------   ----------   ---------

Scientific and Technical Instruments
------------------------------------
0.4% and 0.0% at December 31, 2005 and 2004, respectively
---------------------------------------------------------

Qualmark          Common
Corp.             shares        2005        4,705       8,187        8,469           --          --
                                                   ----------    ---------   ----------   ---------

Current Bridge Loan Receivable
------------------------------

Industrial/Business Automation
------------------------------
4.9% and 2.0% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Innergy Power
 Corporation      Bridge
 (b)              loan (2)      2001      244,000     153,064      107,145      201,816     141,271
                                                   ----------     --------   ----------   ---------








Long Term Investments
---------------------

Biomedical
----------
0.0% and 0.8% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Celera Genomics   Common
  Group           shares        2000            0          --           --      141,000      55,894
                                                   ----------    ---------   ----------   ---------

Biotechnology
-------------
14.4% and 4.4% at December 31, 2005 and 2004, respectively
----------------------------------------------------------

CellzDirect, Inc. Preferred     2002-
  (a) (b)         shares        2004    2,029,232     783,883      313,553      783,883    313,553
                                                   ----------    ---------   ----------  ---------

Communications
--------------
0.0% and 2.4% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
iVillage          Common
 Inc.             shares        2004            0          --           --     152,401     169,950
                                                   ----------    ---------  ----------   ---------

Environmental
-------------
0.0% and 0.0% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Triangle          Common
 Biomedical       shares and
 Sciences,        attached
 Inc.(a)          warrants
                  at $28.00;
                  expiring 2009 1999        1,806      37,366           --      37,366          --
                                                   ----------    ---------  ----------   ---------

High Tech/Financial
-------------------
0.0% and 7.0% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
VenCore Solutions,              2002-
 LLC  (a) (b)     LLC Units     2005            0          --           --     625,000     250,000
VenCore Solutions,              2002-
 LLC  (a) (b)     Various       2004            0          --           --     444,347     253,662
                                                   ----------    ---------  ----------   ---------
                                                           --           --   1,069,347     503,662
                                                   ----------    ---------  ----------   ---------
Industrial/Business Automation
------------------------------
3.4% and 8.7% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Innergy Power
 Corporation      Preferred     1995-
 (a) (b)          shares        2002      890,006   2,729,035       69,917   2,727,035     522,574
Various                         1997-
 investments      Various       2004      various     259,917        3,999     258,270     102,848
                                                   ----------    ---------  ----------   ---------
                                                    2,988,952       73,916   2,985,305     625,422
                                                   ----------    ---------  ----------   ---------

Information Technology
----------------------
13.0% and 5.9% at December 31, 2005 and 2004, respectively
----------------------------------------------------------
KeyEye
 Communications,  Preferred     2002-
 Inc. (a) (b)     shares        2004    5,366,165   1,050,000      210,000   1,050,000     420,000
KeyEye
 Communications,  Bridge
 Inc. (b)         loan (2)      2005      367,383     368,672       73,734   1,050,000     420,000
                                                   ----------    ---------  ----------   ---------
                                                    1,418,672      283,734   1,050,000     420,000
                                                   ----------    ---------  ----------   ---------



Medical
-------
101.0% and 37.4% at December 31, 2005 and 2004, respectively
------------------------------------------------------------
Atherotech,       Preferred     2000-
 Inc. (a) (b)     shares        2002    1,055,372   2,724,822    1,882,784   2,724,822   1,882,784
Impres Medical,   Preferred     2002-
 Inc.(a) (b)      shares        2004    2,005,787   1,583,422      318,184   1,583,422     636,369
Various                         1996-
 investments      various       2004      various     214,208            0     499,241     154,284
                                                   ----------    ---------  ----------   ---------
                                                    4,522,452    2,200,968   4,807,485   2,673,437
                                                   ----------    ---------  ----------   ---------

Retail/Consumer Products
------------------------
33.6% and 17.6% at December 31, 2005 and 2004, respectively
----------------------------------------------------------
Dakota Arms,      Preferred
 Inc. (a) (b)     shares        2004      571,430   1,000,001      200,001   1,000,001   1,000,003
Dakota Holdings,  LLC           2004-
 LLC  (a) (b)     units         2005      150,000     150,000       52,500     150,000     262,500
Dakota Holdings,  Bridge
 LLC  (b)         loan (2)      2005    1,370,153   2,397,653      479,531     150,000     262,500
                                                   ----------    ---------  ----------   ---------
                                                    3,547,654      732,032   1,150,001   1,262,503
                                                   ----------    ---------  ----------   ---------

Venture Capital Limited Partnership Investments
-----------------------------------------------
0.0% and 1.7% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Various           Ltd.
 investments      Partnership
                  interests    various   various      360,274            0     835,792     124,052
                                                   ----------    ---------  ----------   ---------


Total equity investments - 177.0% and 92.2% at
 December 31, 2005 and 2004, respectively         $14,251,134   $3,857,817 $13,772,437  $6,597,470
                                                   ----------    ---------  ----------   ---------
Legend and footnotes:

--  No investment held at end of period.
0	 Investment active with a carrying value or fair value of zero.
(a) Equity security acquired in a private placement transaction; resale may be subject to certain selling restrictions.
(b) Portfolio company is an affiliate of the Partnership; resale may be subject to certain selling restrictions.


(1) Represents the total fair value of a particular industry segment as a percentage of partners'
capital at 12/31/05 and 12/31/04.
(2) The Partnership has no income-producing equity investments except for convertible notes which include accrued interest.  Interest rates on such notes range from 4.79 percent to 8 percent.



The accompanying notes are an integral part of these financial statements.

3.  Related Party Transactions
    --------------------------

Related party costs are included in costs and expenses shown on the Statements of Operations. For the years ended December 31, 2005, 2004 and 2003, related party costs were as follows:




                                           2005        2004       2003
                                         --------    --------   --------
Management fees                           123,938 $   91,361  $  166,618
Independent General Partners'
 compensation                              48,000     55,625      40,000
Reimbursable operating expenses:
  Administrative, investor
   services, professional fees,
   interest and other expenses          1,324,866  2,017,781   2,041,652
  Investment operations                   525,885    644,568     483,957
  Computer services                       111,167    172,352     107,480


Management fees are 1 percent per annum of adjusted capital contributions. Management fees compensate the Managing General Partners solely for General Partner Overhead (as defined in the Partnership Agreement) incurred in supervising the operation and management of the Partnership and the Partnership's investments. Management fees due (to) from the Managing General Partners were $(9,029) and $3,597 and were included in due to related parties, net at December 31, 2005 and 2004, respectively.

As compensation for their services, the Independent General Partners each receive $14,000 annually, plus $1,500 for each attended meeting of the Independent General Partners or committee thereof. The Independent General Partners are reimbursed for all out-of-pocket expenses relating to attendance of the meetings, committees or otherwise of the Independent General Partners. The Independent General Partners each own 20 Units.

The Partnership reimburses the Managing General Partners for certain operating expenses incurred in connection with the business of the Partnership. Reimbursable operating expenses paid by the Managing General Partners include expenses (other than Organizational and Offering Expenses and General Partner Overhead) such as administrative and investor services, investment operations, and computer services. The Managing General Partners of this Partnership serve in a similar capacity for other partnerships, and all reimbursed expenses are allocated to the various partnerships based on a number of factors including the size of each partnership, the number of active portfolio companies, and the amount of time spent by various employees of the Managing General Partners on the specific affairs of any one partnership. Amounts due to related parties for such expenses were $1,796,970 and $611,317, and were included in due to related parties, net at December 31, 2005 and 2004, respectively.

Under the terms of a computer service agreement, Technology
Administrative Management, a division of TFL, charges the Partnership for its share of computer support costs. These amounts are included in computer services expenses.

As of December 31, 2005 and 2004, the Partnership has a due from related party receivable of $0 and $557,336, respectively, related to its investment in Dakota Holdings, LLC and Dakota Arms, Inc. The Partnership has advanced funds to the company for operations. At December 31, 2005, $2,397,653 of this receivable was converted into a bridge loan with an interest rate of 4.79 percent.

Retention bonuses were offered to and accepted by key employees of the Managing General Partners in late 2002. The expense for these bonuses, which were approved by the Independent General Partners during the September 2002 Independent General Partner meeting, was prepaid by the Partnership in October and December 2002. At December 31, 2005, the amount of prepaid operating expenses was $371,570 and is being amortized over the remaining expected employment period. During 2005, 2004 and 2003, the Partnership recognized $78,768, $78,780 and $78,790 as operating expense related to the amortization of retention bonuses. The bonuses, incremented by annual salary increases, will be paid to those individuals who are still full-time employees of the Managing General Partners in April 2007. Upon the resignation of personnel no adjustment to the retention bonus amount previously paid by the Partnership to the Managing General Partners shall occur until a replacement person is hired.

Officers of the Managing General Partners occasionally receive stock options as compensation for serving on the Boards of Directors of portfolio companies. It is the Managing General Partners' policy that all such compensation be transferred to the investing partnerships. If the options are non-transferable, they are not recorded as an asset of the Partnership. Any profit from the exercise of such options will be transferred if and when the options are exercised and the underlying stock is sold by the officers. Any such profit is allocated amongst the Partnership and affiliated partnerships based upon their proportionate investments in the portfolio company. One of the Managing General Partners serves as interim CEO and Chairman of the Board for Dakota Arms, Inc., a portfolio company. The Managing General Partner does not receive any compensation for these services.

5.  Equity Investments
    ------------------

All investments are valued at fair value as determined in good faith by the Managing General Partners. See Note 1.

Marketable Equity Securities
----------------------------

At December 31, 2005 and 2004, marketable equity securities had aggregate costs of $255,486 and $953,141, respectively, and aggregate fair market values of $42,274 and $507,913, respectively. The net unrealized losses at December 31, 2005 and 2004, included gross gains of $282 and $17,549, respectively.

Restricted Securities
---------------------

At December 31, 2005 and 2004, restricted securities had aggregate costs of $13,995,648 and $12,819,296, respectively, and aggregate fair market values of $3,815,543 and $6,089,557, respectively, representing 175.1 percent and 85.1 percent, respectively, of the total partners' capital of the Partnership.

Significant purchases, sales and write-offs of equity investments during 2005 are as follows:

Celera Genomics Group
---------------------

In March 2005, the Partnership sold its entire holdings in the company for proceeds of $41,551 and recorded a realized loss of $99,449.

CVM Equity Fund IV, Ltd.
------------------------

During 2005, the Partnership received a final liquidating stock distribution, NAVSYS, and wrote off its entire investment in the venture capital limited partnership, recording a realized loss of $76,436. No gain was recorded for NAVSYS, as it is a privately held stock with no current market value.

Dakota Holdings, LLC
--------------------

In December 2005, the Partnership converted its due from portfolio company of $2,397,653 a bridge loan with an interest rate of 4.79 percent.





Endocare, Inc.
--------------

During 2005, the Partnership sold 38,777 shares of its interest in Endocare for proceeds of $138,225 and recorded realized gains of $10,807.

Innergy Power Corporation
-------------------------
During 2005, the Partnership received $48,751 in bridge loan repayments. In December 2005, the Partnership purchased 15,245 additional Series C preferred shares at a cost of $2000.

iVillage Inc.
-------------

In March 2005, the Partnership sold its entire holdings in the company for proceeds of $151,732 and recorded a realized loss of $669.

KeyEye Communications, Inc.
---------------------------

In December 2005, the Partnership issued a bridge loan to the company in the amount of $367,383 with an interest rate of 8 percent.


OW&W Pacrim Investments Limited
-------------------------------

In March 2005, the Partnership received notice that the venture capital limited partnership was terminating. During 2005, the Partnership received final distributions of $13,111 and wrote off its entire investment in the venture capital limited partnership recording a realized loss of $1,005.

Physiometrix, Inc.
-----------------

In March 2005, the Partnership sold its entire holdings in the company for proceeds of $93,049 and recorded a loss of $191,975.

Qualmark Corp.
--------------

In June 2005, the Partnership received a stock distribution in the amount of 4,705 shares for a gain of $8,187.

RedCell, Inc.
-------------

In September 2005, the Partnership recovered and recorded a gain of $516,219 from RedCell, an investment that was previously written off.

Spectrum Equity Investors, L.P.
-------------------------------

In March 2005, the Partnership wrote off its investment in the venture capital limited partnership for a realized a loss of $398,079. The venture capital limited partnership terminated at December 31, 2004. The Partnership expects no return on its investment.

Trinity Ventures IV, L.P.
-------------------------

In December 2005, the Partnership received a cash distribution and recorded a realized gain of $649.


VenCore Solutions, LLC
----------------------

In January 2005, the company converted the Partnership's three notes receivable, including accrued interest, for 444,124 Series A Units at a cost of $444,124. In June 2005, the Partnership invested in the company with a convertible bridge loan in the amount of $100,000 with a fixed interest rate of 10 percent. The note and accrued interest was repaid October 2005 when the Partnership sold its entire holdings in the company for proceeds of $1,646,658 and recorded gains of $577,534.

Other Equity Investments
------------------------

Other significant changes reflected in the Statements of Investments relate to market value fluctuations for publicly traded portfolio companies or changes in the fair value of private companies as determined in accordance with the policy described in Note 1 to the financial statements.


Technology Funding Venture Partners V, L.P.
(a Delaware limited partnership, in process of liquidation)